UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2018

NETLIST, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33170	95-4812784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

175 Technology Drive, Suite 150

Irvine, California 92618
(Address of Principal Executive Offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01             Other Events.

As previously disclosed by Netlist, Inc. (the “Company”) in its press releases dated November 14, 2017 and December 7, 2017, in November 2017, the U.S. International Trade Commission (the “ITC”) issued an initial determination regarding the Company’s legal proceedings filed in September 2016 against SK hynix Inc., a South Korean memory semiconductor supplier (“SK hynix”), and two of its subsidiaries, based on alleged infringement of certain of the Company’s patents by certain SK hynix products. The initial determination reflected, among other things, that no infringement by SK hynix of the asserted patents had been found. On January 16, 2018, the ITC issued a final determination regarding the proceedings, in which it affirmed the initial determination’s conclusion of no infringement of the asserted patents, and terminated the ITC’s investigation related to these proceedings. Standard procedures at the ITC afford the Company the opportunity to appeal the ITC’s final determination, and the Company is currently considering its options regarding any such appeal.

As described in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission and other public statements, the Company has filed additional proceedings in the ITC against SK hynix based on alleged infringement of different patents owned by the Company, and has also filed patent infringement proceedings against SK hynix in various courts. These proceedings are not affected by the final determination described above, and are expected to proceed in accordance with regular procedures for proceedings in the ITC or the applicable courts.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company’s response, if any, to the ITC’s final determination and the Company’s expectations regarding certain of its other outstanding legal proceedings. All forward-looking statements reflect the Company’s present expectations regarding future events and are subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in or implied by these statements, including, among others, risks and uncertainties related to the timing, progression, outcome and costs of these legal proceedings, as well as other risks inherent in all legal proceedings. Given these risks, uncertainties and other important factors, you should not place undue reliance on any forward-looking statements the Company makes. The forward-looking statements in this report represent the Company’s expectations and assumptions only as of the date made, and except as required by law, the Company undertakes no obligation to revise or update any forward-looking statements for any reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: January 18, 2018	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice President and Chief Financial Officer